Exhibit (q)(1)


                               REALTY FUNDS, INC.

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                        /s/ Anthony F. Dudzinksi
                                                        ------------------------
                                                        Anthony F. Dudzinksi

STATE OF NEW YORK     )
                      :      ss.:
COUNTY OF NEW YORK    )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)


                               REALTY FUNDS, INC.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                          /s/ Soma Coulibaly
                                                          ------------------
                                                          Soma Coulibaly

STATE OF ____________ )
                      :      ss.:
COUNTY OF __________  )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)


                               REALTY FUNDS, INC.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                         /s/ Vincent J. Amabile
                                                         ----------------------
                                                         Vincent J. Amabile


STATE OF ____________ )
                      :      ss.:
COUNTY OF __________  )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)


                               REALTY FUNDS, INC.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.



               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                           /s/ Ted Netzky
                                                           --------------
                                                          Ted Netzky

STATE OF NEW YORK     )
                      :      ss.:
COUNTY OF NEW YORK    )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)


                               REALTY FUNDS, INC.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as an officer and a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.



               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                          /s/ David W. Jaffin
                                                          -------------------
                                                          David W. Jaffin

STATE OF NEW YORK     )
                      :      ss.:
COUNTY OF NEW YORK    )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)


               REALTY FUNDS, INC.



                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by Realty Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.



               IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of September, 2007.


                                                          /s/ James McCluskey
                                                          -------------------
                                                          James McCluskey

STATE OF NEW YORK     )
                      :      ss.:
COUNTY OF NEW YORK    )


               On this 6th day of September, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.